                                                                    Exhibit 99.4

                              AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1 to Registration Rights Agreement (this "Amendment"),
                                                                  ---------
made and entered into as of May 31, 2001 between The InterCept Group, Inc., a corporation formed under the laws of the State of Georgia ("InterCept"), and
                                                            ---------
SLMsoft.com, Inc., a corporation formed under laws of the Province of Ontario ("Shareholder"),
 ------------

                              W I T N E S S E T H:

     WHEREAS, InterCept and Shareholder have entered into a Registration Rights Agreement dated as of January 4, 2001 (the "Original Agreement");
                                            ------------------

     WHEREAS, concurrently with this Amendment, InterCept is making an $11,700,000 loan (the "Loan") to Shareholder and its wholly owned subsidiary, SLMsoft.com Inc., a corporation formed under the laws of the State of Kansas, pursuant to that certain Loan Agreement dated the date of this Amendment (the "Loan Agreement") secured by the pledge by Shareholder of 609,682 shares of the Common Stock of InterCept (the "Pledged Shares"), which constitute a part of the Registrable Securities (as such term is defined in the Original Agreement);

     WHEREAS, the pledge referenced above is being effected under that certain Pledge Agreement dated the date of this Amendment between Shareholder and InterCept (the "Pledge Agreement");

     WHEREAS, a condition to the Loan is that InterCept and Shareholder enter into this Amendment; and

     WHEREAS, InterCept and Shareholder desire to amend the Original Agreement as provided in this Amendment;

     NOW THEREFORE, for and in consideration of the premises, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Certain Definitions. All defined terms not otherwise defined in this
          -------------------
Amendment shall have the meanings given in the Original Agreement, as the same may be amended, modified, and restated hereafter.

     2.   Requests for Registration.
          -------------------------

          Section 2(a) of the Original Agreement shall be deleted in its entirety and replaced with the following:

          "(a) Subject to the conditions of and in accordance with the terms of this Agreement, if at any time during the period beginning sixty (60) calendar days before the first anniversary of the Closing Date and continuing through the second anniversary of the

     Closing Date, Shareholder shall deliver a written request to InterCept, then InterCept shall file (as expeditiously as practicable, and in any event within 60 days of the receipt of such request, but in no event sooner than the first anniversary of the Closing Date) and use its commercially reasonable best efforts to effect, a registration statement on Form S-3 (or any successor form providing for either (x) similar disclosures, or (y) less extensive disclosures if InterCept elects, in its sole discretion, to use such form) under the Securities Act covering the resale of all Registrable Securities that Shareholder requested to be registered. Notwithstanding the foregoing, in no event shall InterCept be obligated to file a registration statement for which the Estimated Offering Price shall be less than $750,000."

          Section 2(g) of the Original Agreement shall be deleted in its entirety and replaced with the following:

          "(g) InterCept shall be obligated to effect only one (1) registration pursuant to a request by Shareholder as provided in this Section 2, and a registration shall be deemed to satisfy (and count as a registration under) the foregoing obligation only when it covers (or would have covered but for Shareholder's decision to withdraw its shares from the registration) at least 75% of the Registrable Securities specified in Shareholder's request. If at any time before such registration or deemed registration, InterCept has conducted two offerings in which Shareholder sold or could have sold Registrable Securities under the provisions of Section 3 below, such offerings shall be deemed to have satisfied the obligation of InterCept under this Section 2(g) if the second such registration covers (or would have covered but for Shareholder's decision to withdraw its shares from the registration) at least 75% of the Registrable Securities specified in Shareholder's requests. The mutual decision of InterCept, Shareholder and the proposed underwriter of an offering to delay or defer the filing of a registration requested to be made under this Section 2 or withdraw it shall not be deemed to be a "registration" under this Section 2(g)."

     3.   Volume and Timing Limitations.
          -----------------------------

          Section 9 of the Original Agreement shall be deleted in its entirety and replaced with the following:

          "9.  Volume and Timing Limitations.  Notwithstanding any other
               -----------------------------
     provision of this Agreement, and subject to the following sentence, Shareholder shall not request or sell more than half of the Registrable Securities originally issued to Shareholder pursuant to a registration under Sections 2 or Section 3 of this Agreement in any of the following six-month periods: (1) the six-month period beginning on the first anniversary of the Closing Date; or (2) the six-month period beginning 18 months after the Closing Date. Subject to lock-up restrictions, if applicable, and other restrictions imposed by the Securities Act, Shareholder may sell all of its Registrable Securities in compliance with Rule 144 of the Securities Act beginning on the first anniversary of the Closing Date, without regard to the limitations imposed by the preceding sentence on the amount of shares that may be sold pursuant to registrations."

     4.   Release of Registrable Securities from Pledge to InterCept.  InterCept
          ----------------------------------------------------------
hereby agrees with Shareholder that InterCept shall release all or a portion of the Pledged Shares as Shareholder may direct from the pledge effected pursuant to the Pledge Agreement, if and only if, and only as and when, such released Pledged Shares are sold either (a) pursuant to a registration effected under the Original Agreement, as amended, or (b) in compliance with Rule 144, in either case under arrangements satisfactory to InterCept that assure that the net proceeds of such sale(s) are paid directly to InterCept (without being paid first to Shareholder) and applied to the Obligations (as such term is defined in the Loan Agreement) until the Obligations shall have been satisfied in full, whereupon the balance of such proceeds (if any) shall be paid directly to Shareholder.

     5.   Miscellaneous
          -------------

          (a)  Governing Law. This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Georgia applicable to contracts between Georgia residents entered into and to be performed entirely within the State of Georgia. Shareholder consents to exclusive jurisdiction by the federal courts sitting in Fulton County in the State of Georgia.

          (b)  Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          (c)  Entire Agreement. The Original Agreement, as amended by this
               ----------------
Amendment, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

          (d)  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument .

          (e)  Severability. In the case any provision of this Amendment shall
               ------------
be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (f)  Amendments. The provisions of this Amendment may be amended at
               ----------
any time and from time to time, and particular provisions of this Amendment may be waived, with and only with an agreement or consent in writing signed by InterCept and Shareholder. Any amendment or waiver effected in accordance with this subsection shall be binding upon each InterCept, each holder of Registrable Securities at the time outstanding, and each future holder of all such securities.

          (g)  All Other Terms of Original Agreement Remain in Effect. Except
               ------------------------------------------------------
for the modifications stated above in this Amendment, the Original Agreement shall be and remain in full force and effect.

          (h)  Recitals. The Recitals to this Amendment constitute an integral
               --------
part hereof, and each party hereto agrees and acknowledges that the facts recited therein are true and correct

                        Signatures begin on next page.

      This Amendment is duly executed as of the date first above written.


                              "InterCept"

                              The InterCept Group, Inc.


                              By:  /s/ Scott R. Meyerhoff
                                  -------------------------------------------
                                  Name:  Scott R. Meyerhoff
                                  Title:  SVP CFO


                              "Shareholder"

                              SLMsoft.com, Inc.


                              By:  /s/ Dev Misir
                                  --------------
                                  Name:  Dev Misir
                                  Title:  CFO/EVP